Exhibit 10.22

EXECUTION VERSION

WARRANT AGREEMENT

Dated as of

August 14, 2007

between

GLOBAL AERO LOGISTICS INC.

and

JP MORGAN CHASE BANK, N.A

as the Warrant Agent

EXHIBIT A	-	Form of Warrant Certificate
EXHIBIT B		Form of Transfer Certificate
EXHIBIT C	-	Form of Warrant Agent Order
EXHIBIT D	-	Form of Lender Certifications
EXHIBIT E	-	Registration Rights
EXHIBIT F	-	Tag-Along Rights

WARRANT AGREEMENT, dated as of August 14, 2007 (this “Agreement”), between GLOBAL AERO LOGISTICS INC., a Delaware corporation (the “Company”), and JP MORGAN CHASE BANK, N.A., a national bank association, as Warrant Agent (in such capacity, the “Warrant Agent”).

W I T N E S S E T H :

WHEREAS, it is a condition to the obligations of the Lenders under the Term Loan Agreement, dated as of August 14, 2007 (the “Term Loan Agreement”), among NEW ATA ACQUISITION INC., as borrower, the several lenders from time to time parties hereto, JEFFERIES FINANCE LLC, as documentation agent thereunder, and JPMORGAN CHASE BANK, N.A., as administrative agent thereunder (in such capacity, the “Administrative Agent”), that the Company execute and deliver this Warrant Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

ARTICLE 1.

Defined Terms

SECTION 1.1.   Definitions.  All terms defined in the Term Loan Agreement shall have such defined meanings when used herein or in any Exhibit hereto unless otherwise defined herein or therein.  As used in this Agreement, the following terms shall have the following meanings:

“Cashless Exercise Ratio” means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

“Combination” means an event in which the Company consolidates with, merges with or into, or sells all or substantially all its property and assets to another Person.

“Expiration Date” means August 14, 2015.

“Holder” means the duly registered holder of a Warrant under the terms of this Warrant Agreement or in the case of Exhibit E shall mean the holder or beneficial owner of Registrable Securities.

“Initial Lenders” mean the lenders, parties to the Term Loan Agreement on the Closing Date, or any affiliate thereof.

“Issuance Date” means, as to any Warrant, the date on which such Warrant is issued in accordance with Section 3.1 hereof.

“Rule 144” means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation hereinafter adopted by the SEC.

“Transfer Restricted Securities” means the Warrants and the Warrant Shares which may be issued to Holders upon exercise of the Warrants, whether or not such exercise has been effected.  Each such security shall cease to be a Transfer Restricted Security when the legend set forth in Section 2.5 is, or may be, removed pursuant to Section 2.4(b)(v).

“Warrant” means a warrant to purchase shares of Common Stock issued pursuant to the terms of this Agreement, each of which shall be evidenced by Warrant Certificates.

“Warrant Certificates” means the certificates evidencing the Warrants to be delivered pursuant to this Agreement, substantially in the form of Exhibit A hereto.

SECTION 1.2.   Other Definitions

Defined in
Term	Section
“Administrative Agent”	Recitals
“Agreement”	Preamble
“Cashless Exercise”	3.5
“Certificate Register”	2.3
“Company”	Preamble
“Current Market Value”	4.8
“Eligible Assignee”	3.1
“Exercise Price”	3.2
“Fair Value”	4.2
“Purchased Shares”	4.6
“QIB”	2.4(a)(ii)(A)(4)(w)
“Registrar”	3.8
“Securities”	2.5
“Securities Act”	2.5
“Successor Company”	4.5(a)
“Term Loan Agreement”	Recitals
“Time of Determination”	4.8
“Transfer Agent”	3.6
“Warrant Agent”	Preamble
“Warrant Agent Fees”	6.5

SECTION 1.3.   Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any Loan Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement, (e) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE 2.

Warrant Certificates

SECTION 2.1.   Issuance and Dating

The Warrant Certificates will be issued in registered form as definitive Warrant Certificates, substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Agreement.  The Warrant Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) and shall bear the legend required by Section 2.5.  Each Warrant shall be dated the date of its countersignature.  The terms of the Warrants set forth in Exhibit A are part of the terms of this Agreement.

SECTION 2.2.   Execution and Countersignature

(a)           The Warrants to be issued pursuant to Section 3.1 hereof shall be executed on behalf of the Company by manual or facsimile signature by one Officer and attested by its Secretary or an Assistant Secretary under its corporate seal which may be impressed, affixed, imprinted or reproduced on such Warrant Certificates or may be in facsimile form.  The Warrant Agent shall countersign such Warrant Certificate(s) by manual or facsimile signature, and such Warrant Certificate(s) shall be delivered in accordance with Section 2.1 hereof.

(b)           With respect to all other Warrants, the Warrant Certificates therefore shall be executed on behalf of the Company by one Officer and attested by its Secretary or an Assistant Secretary under its corporate seal.  Such signature may be manual or facsimile signature.  The Company’s seal shall be impressed, affixed, imprinted or reproduced on the Warrant Certificates and may be in facsimile form.  If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrant Certificate shall be valid nevertheless. A Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent manually counter-signs the Warrant Certificate.  The signature shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement.

(c)           The Warrant Agent may appoint an agent reasonably acceptable to the Company to countersign the Warrant Certificate.  Unless limited by the terms of such appointment, such agent may countersign the Warrant Certificate whenever the Warrant Agent may do so.  Each reference in this Agreement to countersignature by the Warrant Agent includes countersignature by such agent.  Such agent will have the same rights as the Warrant Agent for service of notices and demands.

SECTION 2.3.   Certificate Register

The Warrant Agent shall keep a register (“Certificate Register”) of the Warrant Certificates and of their transfer and exchange.  The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates.  The Company and the Warrant Agent may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

SECTION 2.4.   Transfer and Exchange

(a)  When Warrants are presented to the Warrant Agent with a request to register the transfer of such Warrants or to exchange such Warrants for an equal number of Warrants of other authorized denominations, the Warrant Agent shall provide the Company with prompt written notice and register the transfer or make the exchange as requested and in accordance with the prompt written instructions of the Company if its reasonable requirements for such transaction are met; provided, however, that the Warrant Certificates representing such Warrants surrendered for transfer or exchange:

(i)            shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(ii)           in the case of Warrants that are Transfer Restricted Securities, shall be accompanied by the following additional information and documents:

(A)          a certificate from such Holder in substantially the form of Exhibit B hereto certifying that:

(1)           such securities are being delivered for registration in the name of such Holder without transfer;

(2)           such securities are being transferred to the Company;

(3)           such securities are being transferred pursuant to an effective registration statement under the Securities Act; or

(4)           such securities are being transferred (w) to a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act pursuant to such Rule 144A, (x) in an offshore transaction in accordance with Rule 904 under the Securities Act, (y) in a transaction meeting the requirements of Rule 144 under the Securities Act or (z) pursuant to another available exemption from the registration requirements of the Securities Act; and

(B)           in the case of any transfer described under clauses (a)(ii)(A)(4)(x), (y) and (z) of this Section 2.4, evidence reasonably satisfactory to the Warrant Agent and the Company (which may include an opinion of counsel) as to compliance with the restrictions set forth in the legend in Section 2.5.

(b)           (i)            To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Warrant Certificates as required pursuant to the provisions of this Section 2.4.

(ii)           All Warrant Certificates issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered upon such registration of transfer or exchange.

(iii)          Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

(iv)          No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose.  However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

(v)           Upon any sale or transfer of Warrants pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144(k) under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required, the Warrant Agent shall permit the Holder thereof to exchange such Warrants for Warrants represented by Warrant Certificates that do not bear the legend set forth in Section 2.5 and rescind any restriction on the transfer of such Warrants.

SECTION 2.5.   Legends

(a) Except for Warrant Certificates delivered pursuant to Section 2.4(b)(v) of this Agreement, each Warrant Certificate evidencing the Warrants (and all Warrant Certificates issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares (unless such Warrant Shares are not Transfer Restricted Securities) shall bear a legend in substantially the following form (with any appropriate modification for the Warrant Shares):

“THE WARRANTS AND THE WARRANT SHARES (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS.  THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (D) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT; OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN THE CASE OF CERTAIN TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER HEREOF SHALL BE REQUIRED TO PROVIDE TO THE ISSUER HEREOF AN OPINION OF COUNSEL, ALL IN ACCORDANCE WITH THE

PROVISIONS OF THE AGREEMENT PURSUANT TO WHICH THIS SECURITY WAS ORIGINALLY OFFERED AND SOLD BY THE ISSUER HEREOF.”

(b)           Warrant Certificates shall bear an additional legend in substantially the following form:

“THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY ONLY BE EXERCISED IF A REGISTRATION STATEMENT RELATING TO THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF SUCH WARRANTS IS THEN IN EFFECT, OR IF SUCH ISSUANCE OF SHARES OF COMMON STOCK IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND SUCH ISSUANCE OF SUCH SHARES OF COMMON STOCK IS QUALIFIED FOR SALE OR IS EXEMPT FROM QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF THE STATE IN WHICH THE HOLDER OF THIS CERTIFICATE RESIDES.”

SECTION 2.6.   Replacement Certificates

If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue, and the Warrant Agent shall countersign a replacement Warrant Certificate if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met.  If required by the Warrant Agent or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced.  The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate.  Every replacement Warrant Certificate is an additional obligation of the Company.

SECTION 2.7.   Temporary Certificates

Until definitive Warrant Certificates are ready for delivery, the Company may prepare, and the Warrant Agent shall countersign temporary Warrant Certificates.  Temporary Warrant Certificates shall be substantially in the form of definitive Warrant Certificates but may have variations that the Company considers appropriate for temporary Warrant Certificates.  Without unreasonable delay, the Company shall prepare, and, upon receipt of prompt written instructions from the Company, the Warrant Agent shall countersign definitive Warrant Certificates and deliver them in exchange for temporary Warrant Certificates.

SECTION 2.8.   Cancellation

(a)           In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates in respect thereof shall thereupon be delivered to the Warrant Agent for cancellation.

(b)           The Warrant Agent and no one else shall cancel and destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Warrant Agent to deliver canceled Warrant Certificates to the Company.  The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company has purchased or otherwise acquired.

ARTICLE 3.

Issuance and Exercise Terms

SECTION 3.1.   Issuance of Warrants

On the Business Day prior to the Closing Date, the Administrative Agent shall deliver to the Company a written order in the form of Exhibit C hereto specifying (x) the names of the Initial Lender(s) to whom Warrants shall be issued by the Company, (y) the number of Warrants to be delivered to such Initial Lender and (z) the corresponding number of shares of Common Stock into which such Warrants shall be exercisable.  On the Closing Date, (i) contemporaneous with the funding by each Initial Lender of its pro rata percentage of the Initial Loans and (ii) subject to receipt by the Company of a Certificate from such Initial Lender, substantially in the form of Exhibit D hereto, the Company shall execute and deliver to the Warrant Agent, and the Warrant Agent shall countersign and deliver to such Initial Lender, Warrant Certificates registered in the name or names and for such number of Warrants as shall be specified by the Administrative Agent in such order.

Following the Closing Date, the Company shall issue Warrants directly to Persons who execute an Assignment and Assumption (as defined in the Term Loan Agreement) with an Initial Lender in accordance with this paragraph (each such Person, an “Eligible Assignee”).  Not less than one Business Day prior to the proposed Issuance Date of such Warrants the Administrative Agent shall deliver to the Company a written order in the form of Exhibit C hereto specifying (x) the names of each Eligible Assignee to whom Warrants shall be issued by the Company, (y) the number of Warrants to be delivered to such Eligible Assignee and (z) the corresponding number of shares of Common Stock into which such Warrants shall be exercisable.  The Administrative Agent may not deliver a written order as aforesaid pursuant to this paragraph at any time following the fifth Business Day following the Closing Date.  On the Issuance Date, subject to receipt by the Company of a Certificate from such Initial Lender, substantially in the form of Exhibit D hereto, the Company shall execute and deliver to the Warrant Agent, and the Warrant Agent shall countersign and deliver to such Eligible Assignee, Warrant Certificates registered in the name or names and for such number of Warrants as shall be specified by the Administrative Agent in such order.

SECTION 3.2.   Exercise Price

Each Warrant shall entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase one share of Common Stock for a per share exercise price of $0.01 (as the same may be adjusted pursuant to Article 4, the (“Exercise Price”).

SECTION 3.3.   Exercise Periods

(a)  Subject to the terms and conditions set forth herein, each Warrant shall be exercisable at any time or from time to time on or after the Issuance Date thereof.

(b)           No Warrant shall be exercisable after the Expiration Date.

SECTION 3.4.   Expiration

A Warrant shall terminate and become void as of the earlier of (a) the close of business on the Expiration Date and (b) the time and date such Warrant is exercised.  The Warrants shall terminate and become void after the Expiration Date.

SECTION 3.5.   Manner of Exercise

Warrants may be exercised upon (a) surrender to the Warrant Agent of the Warrant Certificates, together with the form of election to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof and (b) payment to the Warrant Agent, for the account of the Company, of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised.  Such payment shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price as of the date of exercise were being made in cash and (2) the Cashless Exercise Ratio.  An exercise of a Warrant in accordance with the immediately preceding sentence is herein called a “Cashless Exercise”.  All provisions of this Agreement shall be applicable with respect to an exercise of Warrant Certificates pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby.  Subject to Section 3.2, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date a new Warrant Certificate exercisable for the remaining Warrant Shares will be issued.  The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent’s request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose.

SECTION 3.6.   Issuance of Warrant Shares

Subject to Section 2.6, upon the surrender of Warrant Certificates and payment of the per share Exercise Price, as set forth in Section 3.5, the Company shall issue and cause the Warrant Agent or, if appointed, a transfer agent for the Common Stock (“Transfer Agent”) to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.5 in respect of any fractional Warrant Shares otherwise issuable upon such exercise; provided, however, that if the Company is requested to issue Common Stock upon the exercise of a Warrant to any Person other than the Holder, then the Company shall be entitled to request, and the Holder will be obligated to provide, at the expense of the Holder, an opinion of counsel for the Holder, reasonably satisfactory to it, that the requested issuance will not violate applicable federal or state securities laws; and provided further that no Holder shall be entitled to exercise such Holder’s Warrants at any time unless, at the time of exercise, (i) a registration statement under the Securities Act relating to the Warrant Shares has been filed with, and declared effective by, the SEC, and no stop order suspending the effectiveness of such registration statement has been issued by the SEC or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act.  Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price.

SECTION 3.7.   Fractional Warrant Shares

The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants.  If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto.  If any fraction of a Warrant Share would, except for the provisions of this Section 3.7, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

SECTION 3.8.   Reservation of Warrant Shares

The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants.  The registrar for the Common Stock, which may be the Company secretary (the “Registrar”), shall at all times until the Expiration Date, or the time at which all Warrants have been exercised or cancelled, reserve such number of authorized shares as shall be required for such purpose.  The Company will keep a copy of this Agreement on file with the Transfer Agent.  All Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.  The Company will supply such Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.5.  The Company will furnish to such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder.

SECTION 3.9.   Compliance with Law

If any shares of Common Stock required to be reserved for purposes of exercise of Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any Governmental Authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will cause such shares to be duly registered or approved by such Governmental Authority or listed on the relevant national securities exchange; provided that the Company shall not have any obligation to register the Warrant Shares under the Securities Act or state securities laws except pursuant to Exhibit E hereto.

ARTICLE 4.

Antidilution Provisions

SECTION 4.1.   Changes in Common Stock

In the event that at any time or from time to time after the date hereof the Company shall (a) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock or other shares of capital stock, (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (d) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of shares of Common Stock upon exercise that such holder would have owned or have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor).  An adjustment made pursuant to this Section 4.1 shall become effective immediately after the effective date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

SECTION 4.2.   Cash Dividends and Other Distributions

In the event that at any time or from time to time after the date hereof the Company shall distribute to holders of Common Stock (a) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other properties or securities or (b) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case set forth in (a) and (b), (i) any dividend or distribution described in Section 4.1, (ii) any rights, options, warrants or securities described in Section 4.3 or (iii) any rights, options, warrants or other rights issued pursuant to the New ATA Holding Inc. 2006 Long-Term Incentive Plan) then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such distribution, and the denominator of which shall be such Current Market Value per share of Common Stock less the sum of (x) any cash distributed per share of Common Stock and (y) the fair value (the “Fair Value”) (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription of purchase rights.  Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however, that the Company is not required to make an adjustment pursuant to this Section 4.2 if at the time of such distribution the Company makes the same distribution to Holders as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable).

SECTION 4.3.   Rights Issue

In the event that at any time or from time to time after the date hereof the Company shall issue, sell, distribute or otherwise grant any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any securities convertible or exchangeable into, Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock or stock or securities convertible into Common Stock, whether or not immediately exercisable, convertible or exchangeable, as the case may be, and the consideration to be received per share of Common Stock issuable upon exercise, conversion or exchange thereof is lower at the record date for such issuance than the then Current Market Value per share of Common Stock, then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to the date of issuance of such rights, options, warrants or securities by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or issuable upon exercise of options or warrants or into or for which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which could be purchased at the Current Market Value with the aggregate consideration received through issuance, exercise, conversion or exchange of such rights, warrants, options, or convertible securities.  Such adjustment shall be made whenever such rights, options or warrants are issued and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities.  Notwithstanding any other provision of this Section 4.3, the number of shares of Common Stock purchasable upon exercise of any Warrant shall not be adjusted pursuant to this Section 4.3 in connection with the issuance or sale of rights, options, warrants or convertible or exchangeable securities in connection with:  (a) a firm commitment underwritten public offering of rights, or convertible or exchangeable securities by the Company, (b) a private placement of rights or convertible or exchangeable securities by the Company in which at least 50% of the securities being issued are issued to Persons who are not Affiliates of the Company or any holder of Common Stock other than the Warrants or the Warrant Shares, and (c) the issuance or grant of rights or options to the Company’s employees under bona fide employee benefit plans adopted by the Board and approved by the holders of Common Stock when required by law, provided that the number of shares of Common Stock underlying such rights and options do not exceed 5% of the Common Stock outstanding on the date hereof.

If the Company at any time shall issue two or more securities as a unit and one or more of such securities shall be rights, options or warrants for or securities convertible into or exchangeable for, Common Stock subject to this Section 4.3, the consideration allocated to each such security shall be determined in good faith by the Board.

SECTION 4.4.   Issuance of Additional Shares of Common Stock

(a)  Subject to Section 4.4(b), in the event that at any time or from time to time after the date hereof the Company shall issue or sell any additional shares of Common Stock for consideration in an amount per additional share of Common Stock less than the Current Market Value, then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such issue or sale by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale, and (ii) the number of shares of Common Stock which could be purchased at the Current Market Value with the aggregate consideration received from the issuance or sale of the additional shares of Common Stock.  For the purposes of this Section 4.4, the date as of which the Current Market Value per share of Common Stock shall be computed shall be the earlier of (x) the date on which the Company shall enter into a firm contract for the issuance of such additional shares of Common Stock or (y) the date of actual issuance of such additional shares of Common Stock.  Notwithstanding any other provision of this Section 4.4, the number of shares of Common Stock purchasable upon exercise of any Warrant shall not be adjusted pursuant to this Section 4.4 as a result of the issuance or sale of Common Stock in connection with:  (a) a bona fide firm commitment underwritten public offering of Common Stock of the Company, (b) a private placement transaction in which at least 50% of the shares of Common Stock being issued are issued to Persons who are not Affiliates of the Company or any holder of Common Stock other than the Warrants or the Warrant Shares, (c) a transaction to which Section 4.1, 4.2 or 4.3 is applicable, (d) the exercise of the Warrants, (e) the exercise of rights or options issued to the Company’s employees under bona fide employee benefit plans adopted by the Board and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this Section 4.4 (but only to the extent that the aggregate number of shares excluded hereby does not exceed 5% of the Common Stock outstanding on the date hereof) and (f) Common Stock issued to stockholders of any Person that is not an Affiliate of the Company and that merges with the Company in proportion to their stock holdings of such Person immediately prior to such merger.

(b)           Notwithstanding Section 4.4(a), the Company is not required to make an adjustment pursuant to this Section 4.4 if at the time of an issuance or sale of additional shares of Common Stock to holders of Common Stock, the Company offers the same sale or issuance of additional shares of Common Stock to Holders as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable).

SECTION 4.5.   Combination; Liquidation

(a)  Except as provided in Section 4.5(b), in the event of any Combination, the Holders shall have the right to receive upon exercise of the Warrants such number of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event.  Unless paragraph (b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the “Successor Company”) in such Combination will enter into an agreement with the Warrant Agent confirming the Holders’ rights pursuant to this Section 4.5(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 4.  The provisions of this Section 4.5(a) shall similarly apply to successive Combinations involving any Successor Company.

(b)           In the event of (i) a Combination where consideration to holders of Common Stock in exchange for their shares is payable solely in cash, or (ii) the dissolution, liquidation or winding-up of the Company, then the Holders of the Warrants will be entitled to receive distributions on an equal basis with the holders of the Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

In case of any Combination described in this Section 4.5(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay to the holders of the Warrants the amounts to which they are entitled as described above.  After such funds and the surrendered Warrant Certificates are received, the Warrant Agent shall make payment to the Holders by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants. Upon the deposit of sufficient funds to fulfill the Company’s obligations hereunder, which amount shall be further adjusted in accordance with subsequent changes in the terms of any Combination described herein, if any, the Warrants shall thereafter represent only the right to receive such cash payments or other consideration and the Company’s obligations in respect of the Warrants shall be discharged; provided, however, that if such a deposit is made in anticipation of a Combination, such Combination must actually be consummated before the Company’s obligations in respect of the Warrants shall be discharged.

SECTION 4.6.   Tender Offers: Exchange Offers

In the event that the Company or any subsidiary of the Company shall purchase shares of Common Stock pursuant to a tender offer or an exchange offer for a price per share of Common Stock that is greater than the then Current Market Value per share of Common Stock in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires, then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such purchase by a fraction the numerator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of all shares of Common Stock validly tendered or exchanged and not withdrawn as of the expiration time of such tender offer or exchange offer (the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less the Purchased Shares) at the expiration time of such offer or exchange offer and the first reported sales price of the Common Stock on the trading day immediately following the day on which such tender offer or exchange offer expires and the denominator of which shall be the number of shares of Common Stock outstanding (including any Purchased Shares) at the expiration time of such tender offer or exchange offer multiplied by the first reported sales price of the Common Stock on the trading day immediately following the day on which such tender offer or exchange offer expires, such increase to become effective immediately prior to the opening of business on the day immediately following the day on which such tender offer or exchange offer expires.

SECTION 4.7.   Other Events

If any event occurs as to which the foregoing provisions of this Article 4 are not strictly applicable but as to which failure to make any adjustment would, in the good faith judgment of the Board, adversely affect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

SECTION 4.8.   Current Market Value

For the purpose of any computation of Current Market Value under this Section 4 and Section 3.5, the “Current Market Value” per share of Common Stock at any date shall be (a) for purposes of Section 3.5, the closing price on the Business Day immediately prior to the date of the exercise of the applicable Warrant pursuant to Section 3 and (b) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination.  The term “Time of Determination” as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Current Market Value is to be computed and (B) the last full trading day on such exchange or market before the commencement of “ex-dividend” trading in the Common Stock relating to the event giving rise to the adjustment required by this Section 4.  The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by the NASDAQ National Market or any comparable system or (3) if the Common Stock is not listed on a national securities exchange, the NASDAQ National Market or a comparable system, or if for any other reason the Current Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 4.8, the

Current Market Value per share shall be the fair market value thereof determined in good faith by the Board.

SECTION 4.9.   Superseding Adjustment

Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Article 4, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if (a) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (b) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.1) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

SECTION 4.10.   When No Adjustment Required

(a)           Notwithstanding any other provision of this Article 4, no adjustment to the Exercise Price shall reduce the Exercise Price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the Exercise Price to such par value.  Holdings hereby covenants not to take any action to increase the par value per share of the Common Stock.

(b)           The adjustments required by the preceding Sections of this Article 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that the Company shall not be obligated to make any adjustment of the number of shares of Common Stock purchasable upon exercise of Warrants that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the number of shares of Common Stock purchasable upon exercise of Warrants immediately prior to the making of such adjustment.  Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article 4 and not previously made, would result in a minimum adjustment.

SECTION 4.11.   Notice of Adjustment

Whenever the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of a firm of independent accountants (who may be the regular accountants employed by the Company) setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment.  The Company shall promptly cause the Warrant Agent to mail a copy of such certificate to each Holder in accordance with Section 8.4.  The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours.  The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property, purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock.

SECTION 4.12.   Notice of Certain Transactions

In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution of securities to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Common Stock, capital reorganization or Combination or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or in the event of a tender offer or exchange offer described in Section 4.6, the Company shall within five Business Days send to the Warrant Agent and the Administrative Agent and the Warrant Agent shall within five Business Days thereafter send the Holders a notice (in such form as shall be furnished to the Warrant Agent by the Company) of such proposed action or offer, such notice to be mailed by the Warrant Agent to the Holders at their addresses as they appear in the Certificate Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, purchasable upon exercise of each Warrant after giving effect to any adjustment which will be required as a result of such action.  Such notice shall be given by the Company as promptly as possible and, in the case of any action covered by clause (a) or (b) above, at least five (5) Business Days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least ten (10) Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

SECTION 4.13.   Adjustment to Warrant Certificate

The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 4, and Warrant Certificates issued after such adjustment may state the same number of shares of Common Stock as are stated in any Warrant Certificates issued prior to the adjustment.  The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

SECTION 4.14.   Consideration Received

For purpose of any computation respecting consideration received pursuant to Sections 4.3 and 4.4, the following shall apply:

(1)           in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

(2)           in the case of the issuance of shares of Common Stock for a consideration, in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof) and described in a board resolution which shall be filed with the Warrant Agent; and

(3)           in the case of the issuance of securities convertible into or exerciseable or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Section 4.14.

SECTION 4.15.   Ranking

Notwithstanding anything to the contrary contained herein, so long as any shares of the Company’s Series A Convertible Cumulative Preferred Stock (the “Preferred Stock”) are outstanding, in the event of a liquidation, dissolution or winding-up of the Company (each, a “Liquidation Event”), the Warrants shall be adjusted so that the Holders shall be entitled to recover on a pari passu basis with the Preferred Stock (on a pro rata as converted basis) with respect to any proceeds distributed to the holders of the Preferred Stock in connection with such Liquidation Event.

ARTICLE 5.

Rights of Holders

SECTION 5.1.   Registration Rights

The Holders of the Warrants and Warrant Shares shall be entitled to the registration rights set forth in Exhibit E hereto.

SECTION 5.2.   Tag-Along Rights

The Holders of the Warrants and Warrant Shares shall be entitled to the tag-along rights set forth in Exhibit F hereto.

ARTICLE 6.

Warrant Agent

SECTION 6.1.   Appointment of Warrant Agent

The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with provisions of this Agreement and the Warrant Agent hereby accepts such appointment.

SECTION 6.2.   Rights and Duties of Warrant Agent

(a)           In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

(b)           The Warrant Agent may consult with counsel reasonably satisfactory to it and the Company, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

(c)           The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

(d)           The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent.  The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested.  The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants.  The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

(e)           The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same.  The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article 4, and it makes no representation with respect thereto.  The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article 4, or to comply with any of the covenants of the Company contained in Article 4.

SECTION 6.3.   Individual Rights of Warrant Agent

The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement.  Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

SECTION 6.4.   Warrant Agent’s Disclaimer

The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

SECTION 6.5.   Compensation and Indemnity

The Company and the Warrant Agent have entered into an agreement pursuant to which the Company agrees to pay the Warrant Agent, for its own account, the administrative fees payable in the amounts and at the times separately agreed upon between the Company and the Warrant Agent (the “Warrant Agent Fees”).  The Company shall indemnify the Warrant Agent against any loss, liability or reasonable related out-of-pocket expense (including agents’ and attorneys’ fees and expenses) incurred by it without willful misconduct, gross negligence or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement.  The Warrant Agent shall notify the Company promptly, but in any event within ninety (90) days, of any claim for which it may seek indemnity.  The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through willful misconduct, gross negligence or bad faith.  The Company’s payment obligations pursuant to this Section 6.5 shall survive the termination of this Agreement.

SECTION 6.6.   Successor Warrant Agent

(a)           The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

(b)           The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 60 days after the date on which such notice is given unless the Company otherwise agrees.  The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 45 days after such notice is given unless the Warrant Agent otherwise agrees.  Any removal under this Section 6.6 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent.

(c)           In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up of or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent.  Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent hereunder, such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent’s notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

(d)           Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

(e)           Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

ARTICLE 7.

Representations and Agreement of The Company

The Company represents and warrants to and agrees with the Warrant Agent as of the date hereof as follows:

(a)           The Warrants have not been and will not be registered under the Securities Act or any state or other securities law, that the Warrants are being issued by the Company in transactions exempt from the registration requirements of the Securities Act and that the Warrants may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act is available.

(b)           Subject to compliance by the Holders with the representations and warranties set forth in Section 8.2(b) and in the certificates delivered by such Holders pursuant to Section 3 and with the procedures set forth in Section 2.4, it is not necessary in connection with the offer, issue, sale and delivery of the Warrants to the Holders on the Issuance Dates in the manner contemplated by this Agreement to register the Warrants or Warrant Shares under the Securities Act or to qualify an indenture under the Trust Indenture Act of 1939.

(c)           The Warrants are eligible for resale pursuant to Rule 144A of the Securities Act and will not, as of each Issuance Date, be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quotes on a U.S. automated inter-dealer quotation system.

(d)           The Company hereby agrees that, for so long as any Warrants or Warrant Shares remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to any Holder or beneficial owner of Warrants or Warrant Shares in connection with any sale thereof and any prospective purchaser thereof from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales pursuant to Rule 144A.

(e)           None of the Company, their Affiliates and any person acting on any of their behalf (other than the Holders and their Affiliates, as to whom the Company makes no representation or warranty) has, directly or indirectly, offered, issued, sold or solicited any offer to buy any security of a type which would be integrated with the sale of the Warrants in any manner that would require the Warrants to be registered under the Securities Act.  None of the Company, their Affiliates and any person acting on any of their behalf (other than the Holders and their Affiliates, as to whom the Company makes no representation or warranty) has engaged in any form of general solicitation or general advertising within the meaning of Rule 502 in connection with the offering of the Warrants.

ARTICLE 8.

Miscellaneous

SECTION 8.1.   Persons Benefiting

Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this agreement or any part hereof.

SECTION 8.2.   Rights of Holders; Representations and Warranties of Holders

(a)           Except as otherwise specifically required herein, holders of unexercised Warrants are not entitled (a) to receive dividends or other distributions, (b) to receive notice of or vote at any meeting of the stockholders, (c) to consent to any action of the stockholders, (d) to receive notice of any other proceedings of the Company or (e) to exercise any other rights as stockholders of the Company.

(b)           Each Holder represents and warranties to the Company as of the date hereof the representations and warranties in Exhibit D hereto.

SECTION 8.3.   Amendment

This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, however, that such action shall not affect adversely the rights of the Holders.  Any amendment or supplement to this Agreement (including any Exhibit hereto) that has or would have an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the outstanding Warrants or, if no Warrants are outstanding, the Initial Lenders.  Exhibit E hereto may be amended as provided therein.  The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein).  In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company other than the Warrant Agent or its Affiliates (other than the Company) shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded.  Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

SECTION 8.4.   Notices

Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

if to the Company:	Global Aero Logistics Inc.

7337 West Washington Street
Indianapolis, IN 46231
Attention: General Counsel
Telecopy: (317) 282-7091

if to the Warrant Agent:

JPMorgan Chase Bank, N.A.
270 Park Avenue, Floor 04
New York, NY 10017-2014
Attention: Matthew Massie
Telecopy: 212-270-5100

if to the Administrative Agent:

JPMorgan Chase Bank, N.A.
1111 Fannin Street, Floor 10
Houston, TX 77002-6925
Attention: Daniel Blazei
Telecopy: 713-750-2938

The Company or the Warrant Agent or the Administrative Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the Certificate Register and shall be sufficiently given if so mailed within the time prescribed.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 8.5.   GOVERNING LAW

THIS AGREEMENT AND THE WARRANT CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 8.6.   Successors

All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors.  All agreements of the Warrant Agent in this Agreement shall bind its successors.

SECTION 8.7.   Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 8.8.   Table of Contents

The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 8.9.   Severability

The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

SECTION 8.10.   Effectiveness

This Agreement shall become effective upon the satisfaction of the conditions set forth in Section 4 of the Term Loan Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

GLOBAL AERO LOGISTICS INC.

By:	/s/ Subodh Karnik
	Name:	Subodh Karnik
	Title:	President and CEO

[Signature Page to Warrant Agreement]

JPMORGAN CHASE BANK, N.A.,
as Warrant Agent

By:	/s/ JOHN C. RIORDAN
	Name:	JOHN C. RIORDAN
	Title:	VICE PRESIDENT

By:
Name:
Title:

[Signature Page to Warrant Agreement]

EXHIBIT A

TO WARRANT AGREEMENT

[FORM OF FACE OF WARRANT CERTIFICATE]

THE WARRANTS AND THE WARRANT SHARES (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS.  THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (D) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT: OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN THE CASE OF CERTAIN TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER HEREOF SHALL BE REQUIRED TO PROVIDE TO THE ISSUER HEREOF AN OPINION OF COUNSEL, ALL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT PURSUANT TO WHICH THIS SECURITY WAS ORIGINALLY OFFERED AND SOLD BY THE ISSUER THEREOF.

THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY ONLY BE EXERCISED IF A REGISTRATION STATEMENT RELATING TO THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF SUCH WARRANTS IS THEN IN EFFECT, OR IF SUCH ISSUANCE OF SHARES OF COMMON STOCK IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND SUCH ISSUANCE OF SUCH SHARES OF COMMON STOCK IS QUALIFIED FOR SALE OR IS EXEMPT FROM QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF THE STATE IN WHICH THE HOLDER OF THIS CERTIFICATE RESIDES.

No.

WARRANTS TO PURCHASE COMMON STOCK OF

GLOBAL AERO LOGISTICS INC.

THIS CERTIFIES THAT,                         , or its registered assigns, is the registered holder of the number of Warrants set forth above (the “Warrants”).  Each Warrant entitles the holder thereof (the “Holder”), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from GLOBAL AERO LOGISTICS INC., a Delaware corporation (“the Company”), the number of shares of Common Stock, $0.0001 par value, of the Company (the “Common Stock”) at the per share exercise price of $0.01 (the “Exercise Price”), or by Cashless Exercise, referred to below.

On the date hereof, this Warrant Certificate entitles the Holder at its option and subject to the provisions contained herein and in the Warrant Agreement, to purchase from the Company, [  ] shares of Common Stock at the per share Exercise Price or by Cashless Exercise.

This Warrant Certificate shall terminate and become void as of the close of business on August 14, 2015 (the “Expiration Date”) or upon the exercise hereof as to all the shares of Common Stock subject hereto.  The number of shares purchasable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of August 14, 2007 (the “Warrant Agreement”), between the Company and JP Morgan Chase Bank, N.A. (the “Warrant Agent”, which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof.  The Warrant Agreement is hereby incorporated herein by reference and made a part hereof.  Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.  A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at JP Morgan Chase Bank, N.A., 270 Park Avenue, Floor 04, New York, NY 10017-2014, Attention: Matthew Massie.

Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by surrender of this Warrant Certificate with the form of election to purchase Warrant Shares attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise.  Payment of the Exercise Price in cash shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.  Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price were being made in cash and (2) the Cashless Exercise Ratio.

As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time and from time to time; provided, however, that no Warrant shall be exercisable after the Expiration Date.

In the event the Company enters into a Combination, the Holder hereof will be entitled to receive upon exercise of the Warrants the shares of capital stock or other securities or other property of such surviving entity as such Holder would have been entitled to receive upon or as the result of such Combination had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such events, less the Exercise Price.

The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.4 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants shall not have been exercised.  This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants.  No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value for one Warrant Share on the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company.  All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

The holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

GLOBAL AERO LOGISTICS INC.

By

Attest:
Secretary

DATED:

Countersigned:
JP Morgan Chase Bank, N.A.
as Warrant Agent,

by
Authorized Signatory

by
Authorized Signatory

[Reverse of Warrant]

FORM OF ELECTION TO PURCHASE WARRANT SHARES

(to be executed only upon exercise of Warrants)

GLOBAL AERO LOGISTICS INC.

The undersigned hereby irrevocably elects to exercise                      Warrants at an exercise price per Warrant (subject to adjustment) of $0.01 to acquire shares of Common Stock of GLOBAL AERO LOGISTICS INC., on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to                 , and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:	,
1
(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Signature Guaranteed by:

Securities and/or check to be issued to:

Please insert social security or identifying number:

(1)          The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

EXHIBIT B

TO

WARRANT AGREEMENT

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER OF WARRANTS

Re:          Warrants to Purchase Common Stock (the “Warrants”) of GLOBAL AERO LOGISTICS INC. (the “Company”)

This Certificate relates to                      Warrants held in definitive form by                                (the “Transferor”).

The Transferor has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.  In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933  (the “Securities Act”), because(1):

☐                                    Such Warrant is being acquired for the Transferor’s own account without transfer.

☐                                    Such Warrant is being transferred to the Company.

☐                                    Such Warrant is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

☐                                    Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

☐                                    Such Warrant is being transferred pursuant to an offshore transaction in accordance with Rule 904 under the Securities Act.

☐                                    Such warrant is being transferred pursuant to another available exemption from the registration requirements under the Securities Act.

(1)          Please check applicable box.

B-1

The Warrant Agent and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[INSERT NAME OF TRANSFEROR]

by

Date:

B-2

EXHIBIT C

TO

WARRANT AGREEMENT

FORM OF WARRANT AGENT ORDER

Reference is made to the Warrant Agreement dated as of August 14, 2007, between Global Aero Logistics Inc. and the undersigned, as Warrant Agent (the “Warrant Agreement”). Capitalized terms used herein shall have their defined meanings in the Warrant Agreement.

In accordance with Section 3.1 of the Warrant Agreement, this constitutes an order to issue Warrants registered in the names of the following entities and representing the right to purchase on the date hereof the number of shares of Common Stock corresponding to the name of such entity; it being understood that the terms of the Warrants shall be governed by the Warrant Agreement and the Warrant Certificates representing such Warrants:

Name of Registered Holder	Initial Number of Shares
1.
2.
3.
4.
5.

JPMORGAN CHASE BANK, N.A.
as Warrant Agent

By:
Name:
Title:

By:
Name:
Title:

C-1

EXHIBIT D

TO

WARRANT AGREEMENT

FORM OF LENDER CERTIFICATION

The undersigned hereby acknowledges receipt of            Warrants at an exercise price per Warrant (subject to adjustment) of $0.01 to acquire shares of Common Stock of Global Aero Logistics Inc., on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred (a “Holder”).

Each Holder, severally and not jointly, represents and warrants to Global Aero Logistics Inc. (the “Company”) as of the date hereof as follows:

(a)           Such Holder is a Lender under the Term Loan Agreement dated August 14, 2007, with Global Aero Logistics Inc. and is acquiring the Warrants for its own account, for investment purposes only and not with a view to any distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Such Holder has received such information as it deems necessary in order to make an investment decision with respect to the Warrants and has had the opportunity to ask questions of and receive answers from the Company and its officers and directors and to obtain such additional information which the Company possess or could acquire without unreasonable effort or expense as such Holder deems necessary to verify the accuracy of the information furnished to such Holder and has asked questions, received such answers and obtained such information as it deems necessary to verify the such accuracy of the information furnished to such Holder.

(c)           Such Holder is an “accredited investor” within the meaning of Rule 501 of the Securities Act.

(d)           Such Holder understands that the Warrants have not been and will not be registered under the Securities Act or any state or other securities law, that the Warrants are being issued by the Company in transactions exempt from the registration requirements of the Securities Act and that the Warrants may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act is available.

(e)           Such Holder further understands that the exemption from registration afforded by Rule 144 of the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 of the Securities Act may afford the basis for sales only in limited amounts.

(f)            Such Holder did not employ any broker or finder in connection with the transaction contemplated in this Agreement and no fees or commissions are payable to the Holders except as otherwise provided for in the Warrant Agreement and the Term Loan Agreement.

(g)           The source of funds to be used by such Holder to pay the purchase price does not include assets of any employee benefit plan (other than a plan exempt from the coverage of ERISA) or plan or any other entity the assets of which consist of “plan assets” of employee benefit plans or plans as defined in Department of Labor regulation Section 2510.3-101.  As used in this paragraph (g), the term

D-1

“employee benefit plan” shall have the meaning assigned to such term in Section 3 of ERISA, and the term “plan” shall have the meaning assigned thereto in Section 4975(e)(1) of the Code.

[ ]

By

DATED:

D-2

EXHIBIT E

TO

WARRANT AGREEMENT

REGISTRATION RIGHTS OF HOLDERS

OF THE WARRANT SHARES

Section 1.  Definitions.  As used in this Exhibit E, terms defined in, or by reference in, the Warrant Agreement shall have such defined meanings and the following defined terms shall have the following meanings:

“Advice” has the meaning ascribed to such term in the last paragraph of Section 3 hereof.

“Demand Registration” has the meaning ascribed to such term in Section 2.1(a) hereof.

“DTC” means The Depository Trust Company.

“Indemnified Person” has the meaning ascribed to such term in Section 4(c) hereof.

“Indemnifying Person” has the meaning ascribed to such term in Section 4(c) hereof.

“Piggy-Back Registration” has the meaning ascribed to such term in Section 2.2(a) hereof.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means any of (i) the Warrant Shares (whether or not the related Warrants have been exercised) and (ii) any other securities issued or issuable with respect to any Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement, (ii) such securities are eligible for sale to the public pursuant to Rule 144(k) (or any similar provision then in force) promulgated under the Securities Act, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

“Registration Event” means the first to occur of (i) the first firm commitment underwritten public offering of Common Stock by the Company for an aggregate price of at least $100,000,000, pursuant to an effective registration statement under the Securities Act or (ii) the Common

Stock being listed on a national securities exchange or becoming eligible for quotation in the NASDAQ Market System.

“Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with this Exhibit E, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) expenses and fees incurred in compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) preparing, printing, filing, duplicating and distributing the Registration Statement, the related Prospectus and any amendments or supplements thereto, (iv) the cost of printing stock certificates and complying with the requirements of DTC, (v) the cost and charges of any transfer agent, (vi) the fees and disbursements of counsel for the Company and (vii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Exhibit E, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any appropriate registration statement of the Company filed with the SEC pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Exhibit E and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Requisite Securities” shall mean a number of Registrable Securities equal to not less than 25% of the Registrable Securities held in the aggregate by all Holders.

Section 2.  Registration Rights.

2.1           (a)  Demand Registration.  At any time and from time to time after the occurrence of a Registration Event, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request for registration under the Securities Act of their Registrable Securities (a “Demand Registration”).  The Company shall give written notice of such registration request to all other Holders of Registrable Securities within 5 days after the receipt thereof.  Within 10 days after receipt by any Holder of Registrable Securities of such notice from the Company, such Holder may request in writing that all or a specified portion of such Holder’s Registrable Securities be included in such Registration Statement.  Each request to the Company under this Section 2.1(a) will specify the name of the Holder, the number of Registrable Securities proposed to be sold and will also specify the proposed manner of sale.  Subject to the conditions set forth in Section 2.3 hereof, within 60 days of the receipt of such written request for a Demand Registration, the Company shall file with the SEC and use its reasonable best efforts to cause to become effective under the Securities Act a Registration Statement with respect to all Registrable Securities requested to be included therein.  Subject to Section 2.1(b) hereof, the Company shall be required to effect a maximum of two Demand Registrations pursuant to this Section 2.1(a).

Subject to Section 2.1(f) hereof, no other securities of the Company except Registrable Securities held by any Holder and shares of Common Stock held by any Person entitled to exercise “piggy back” registration rights pursuant to contractual commitments of the Company shall be included in a Demand Registration.

(b)           Effective Registration.  A Registration Statement will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC; provided, however, that if, after such Registration Statement has become effective, (i) the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement or (ii) such Registration Statement does not remain effective under the Securities Act until the earlier to occur of (A) the consummation of the distribution by the Selling Holders of all of the Registrable Securities covered thereby or (B) 90 days after the effective date of such Registration Statement, such Demand Registration will be deemed not to have been effected.  The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of the Registration Statement; provided, however, that any Demand Registration that is subsequently withdrawn shall be deemed to be a Demand Registration.

(c)           Restrictions on Sale by Holders.  If the Company shall at any time register any Registrable Securities or Common Stock under the Securities Act (including any registration pursuant to this Exhibit E) for sale to the public, each Holder of Registrable Securities agrees, if and to the extent reasonably requested by the Company or the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or Common Stock, including a sale pursuant to Rule 144 (except as part of such offering), during the 60-day period prior to, and during the 180-day period beginning on, the closing date of each offering made pursuant to such registration, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

(d)           Underwritten Registrations.  If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and will be reasonably acceptable to the Company.

(e)           Expenses.  The Company will pay all Registration Expenses in connection with any registration requested pursuant to Section 2.1(a) hereof.  Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Registration Statement requested pursuant to this Section 2.1.

(f)            Priority in Demand Registration.  In a Demand Registration involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed the Company and the Selling Holders that in such underwriter’s or underwriters’ opinion the total number of securities which the Selling Holders and any other Person which has exercised “piggy-back” registration rights pursuant to contractual commitments of the Company intend to include in such offering exceeds the number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration.  In such event, securities shall be registered in such registration in the following order of priority:  (i) first, the securities which have been requested to be included in such registration by the Selling Holders pursuant to this Exhibit E (pro rata based on the amount of securities sought to be registered by such Holders) and (ii) second, provided that no securities sought to be included by the Selling Holders have been excluded from such registration, the securities of other Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons).

2.2           (a)  Piggy-Back Registration.  If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of its common equity securities (other than (i) the first firm commitment underwritten public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, (ii) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC), or (iii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders), then the Company shall give written notice of such proposed filing and the intended method of sale or disposition in such offering to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register for disposition by the intended method thereof such number of shares of Registrable Securities, subject to Section 2.2(b), as each such Holder may request in writing within 15 days after receipt of such written notice from the Company (a “Piggy-Back Registration”).  The Company shall use its reasonable best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until the earlier to occur of (A) the consummation of the distribution by the Selling Holders of all of the Registrable Securities covered thereby or (B) 90 days after the effective date of such Registration Statement.  Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its irrevocable election to withdraw.  The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to participating Selling Holders.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Selling Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 2.2.

No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders of Registrable Securities pursuant to Section 2.1 hereof.

(b)           Priority in Piggy-Back Registration.  In a registration pursuant to Section 2.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders that in such underwriter’s or underwriters’ opinion the total number of securities which the Company, the Selling Holders and any other Persons with contractual “piggy-back” rights to participate in such registration intend to include in such offering exceeds the number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration.  In such event:  (x) in cases initially involving the registration for sale of securities for the Company’s own account, securities shall be registered in such offering in the following order of priority:  (i) first, the securities which the Company proposes to register and (ii) second, provided no securities proposed to be registered by the Company have been excluded, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Exhibit E and the securities of other Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company (pro rata based on the aggregate amount of securities sought to be registered by such Holders and other Persons); and (y) in cases not initially involving the registration for sale of securities for the Company’s own account, securities shall be registered in such offering as follows: (i) first, the securities of any Person whose exercise of a “demand” registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such Person is a Holder of Registrable Securities, there shall be no priority as among such Holders and Registrable Securities sought to be included shall be included pro rata based on the aggregate amount of Registrable Securities sought to be registered by such Holders), and (ii) second, provided no securities to be included by such Persons have been excluded, the securities requested to be included in such registration by the Holders of Registrable Securities pursuant to this Exhibit E and the securities of other Persons entitled to exercise “piggy back” registration rights pursuant to contractual commitments (pro rata based on the aggregate amount of securities sought to be registered by such Holders and other Persons) and (iii) third, the securities which the Company proposes to register.

If, as a result of the provisions of this Section 2.2(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration; provided, however, that such election shall be irrevocable and, after making such withdrawal election, a Selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such election was made.

2.3           Limitations, Conditions and Qualifications to Obligations Under Registration Covenants.  The obligations of the Company set forth in Sections 2.1 and 2.2 hereof are subject to each of the following limitations, conditions and qualifications:

(i)            Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided, however, that the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 90 days after the date of the determination of the Board referred to in the next sentence.  Such postponement or suspension may only be effected if the Board determines in its good faith judgment that the filing or effectiveness of, or sales pursuant to, such Registration Statement could materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or require disclosure of material information or other material development which the Company has a bona fide business purpose for preserving as confidential.  If the Company shall so postpone the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, a Registration Statement it shall, as promptly as possible, notify any Selling Holders of such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Selling Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension.  Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of a Demand Registration the Company is required to effect pursuant to Section 2.1 hereof.

(ii)           The Company shall not be required by this Exhibit E to include securities in a Registration Statement if (i) in the written opinion of counsel to the Company, addressed to the Holders and delivered to them, the Holders of such securities seeking registration would be free to sell all such securities within the current calendar quarter without registration under Rule 144(k) under the Securities Act, which opinion may be based in part upon the representation by the Holders of such securities seeking registration, which representation shall not be unreasonably withheld, that each such Holder is not an affiliate of the Company within the meaning of the Securities Act, and (ii) all requirements under the Securities Act for effecting such sales are satisfied at such time.

(iii)          The Company’s obligations shall be subject to the obligations of the Selling Holders to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

2.4           Restrictions on Sale by the Company and Others.  The Company covenants and agrees that (i) it shall not, and that it shall not cause or permit any of its subsidiaries to, effect any public sale or distribution of any securities of the same class as any of the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities) during the 60-day period prior to, and during the 180-day period beginning on, the commencement of any underwritten offering of Registrable Securities pursuant to a Demand Registration which has been requested pursuant to this Exhibit E, or a Piggy-Back Registration which has been scheduled, prior to the Company or any of its subsidiaries publicly announcing its intention to effect any such public sale or distribution; (ii) any agreement entered into after the date of this Exhibit E pursuant to which the Company grants registration rights with respect to any securities of the Company shall contain a provision under which the holders of such securities agree, in the event of an underwritten offering of Registrable Securities, not to effect any public sale or distribution of any securities of the same class as any of the Registrable Securities (or any securities convertible into or exchangeable or exercisable for any such securities), or any option or other right for such securities, during the periods described in clause (i) of this Section 2.4, in each case including a sale pursuant to Rule 144; (iii) the Company will not, and the Company will not cause or permit any subsidiary of the Company to, after the date hereof, enter into any agreement or contract that conflicts with or limits or prohibits the full and timely exercise by the Holders of Registrable Securities of the rights herein to request a Demand Registration or to join in any Piggy-Back Registration; and (iv) it shall use its reasonable best efforts to secure the written agreement of each of its officers, directors and principal stockholders to not effect any public sale or distribution of any securities of the same class as the Registrable Securities (or any securities convertible into or exchangeable or exercisable for any such securities), or any option or right for such securities during the period described in clause (i) of this Section 2.4.

Section 3.  Registration Procedures.  In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall as expeditiously as possible:

(a)           Prepare and file with the SEC each such Registration Statement (but in any event on or prior to the date of filing thereof required under this Exhibit E) and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any such Registration Statement or any Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference, including such documents filed under the Exchange Act that would be incorporated therein by reference), the Company shall afford promptly to the Holders of the Registrable Securities covered by such Registration Statement, the managing underwriter or underwriters, if any, and their respective counsel an opportunity to review copies of all such documents proposed to be filed a reasonable time, but in any event within five (5) Business Days, prior to the proposed filing thereof.  The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object within five (5) Business Days after receipt thereof in writing unless failure to file any such amendment or supplement would involve a violation of the Securities Act or other applicable law.

(b)           Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented.

(c)           Notify the Holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within two (2) Business Days), (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Company’s reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

(d)           Furnish to each Holder of Registrable Securities who so requests and to Holders’ counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, and if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

(e)           Deliver to each Holder of Registrable Securities, Holders’ counsel and each underwriter, if any, without charge, as many copies of each Prospectus (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the last paragraph of this Section 3, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Registrable Securities and the underwriter or underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f)            use its reasonable best efforts to qualify or register (or exempt from such registration or qualification) such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the managing underwriter or underwriters reasonably request, or, in the event of a non-underwritten offering, as the Holders of a majority of the Registrable Securities may request; provided, however, that the Company will not be required (A) to qualify generally to do business in any jurisdiction where it is not then so qualified, (B) consent to general service of process in any such jurisdiction where it is not then so subject or (C) to become subject to taxation in any jurisdiction where it is not then so subject.

(g)           prior to the completion of the sale of any Registrable Securities hereunder, provide the registrar for the Registrable Securities with certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with DTC and provide a CUSIP number for such securities.

(h)           Upon the occurrence of any event contemplated by Section 3(c)(iv) or 3(c)(v) above, use its reasonable best efforts to prepare as promptly as practicable a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a report under the Exchange Act to be incorporated therein by reference, and, subject to Section 3(a) hereof, file such with the SEC so that such Registration Statement, as so amended, and such Prospectus, as so supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and will otherwise comply with law.

(i)            In connection with each underwritten offering of Registrable Securities, enter into an underwriting agreement containing representations and warranties, covenants, conditions and indemnification provisions in form, substance and scope as are customarily made in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Exhibit E.

(j)            Furnish to the Holders of Registrable Securities being sold, on the date such Registrable Securities are delivered to the underwriters if such Registrable Securities are being sold through underwriters or, if such Registrable Securities are not being sold through underwriters, on the effective date of the Registration Statement covering such Registrable Securities, (i) an opinion of counsel to the Company covering the matters customarily covered in opinions to underwriters in underwritten offerings and (ii) a “cold comfort” letter from the independent certified public accountants of the Company and, if necessary, any other independent certified public accountants of any entity or business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings.

(k)           Give the Holders of Registrable Securities being sold, the underwriters, if any, participating in any such disposition of Registrable Securities and their respective counsel and any accountant retained by such Holders or underwriters such access to its relevant books and records and such opportunities to discuss the business and financial condition of the Company with its officers and accountants as shall be reasonably requested to enable them to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that such records which the Company determines, in good faith, to be confidential and which the Company notifies such person in writing are confidential, shall not be disclosed by such person unless (i) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (ii) such records have previously been generally made available to the public.

(l)            Make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act).

(m)          Use its reasonable best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Exhibit E unless such Holder (a) agrees (i) to sell such Holder’s Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) to comply with Regulation M under the Exchange Act, (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) furnishes to the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law.  The Company may exclude from such registration the Registrable Securities of any Holder who fails to furnish such information within a reasonable time after receiving such request.

Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(h) hereof), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.  In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the Advice or the copies of the supplemented or amended Prospectus contemplated by Section 3(h) hereof.

Section 4.  Indemnification and Contribution.  (a)  To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expense are incurred), joint or several, that arise out of, or are based upon any of the following statements, omissions or violations (collectively, a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any amendment or supplement thereto or any preliminary Prospectus, and (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company will pay to each such Holder or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 4(a) shall not apply to amounts paid in settlement of any such losses, claims, damages or liabilities if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any case for any such losses, claims, damages or liabilities to the extent that they arise out of, or are based upon a Violation which occurs in reliance upon and in conformity with any information furnished in writing to the Company by any Holder or controlling Person expressly for use therein.

(b)           To the extent permitted by law, each selling Holder will, severally and not jointly, indemnify and hold harmless the Company, the Company’s directors, the Company’s officers who sign the Registration Statement, any person controlling the Company, any other Holder selling securities in such Registration Statement, against any losses, claims, damages or liabilities that arise out of, or are based upon, any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with any information relating to such Holder furnished in writing by such Holder expressly for use in connection with such registration, and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified under this Section 4(b) in connection with investigating or defending any such loss, claim, damage or liability as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 4(b) shall not apply to amounts paid in settlement of any such losses, claims, damages or liabilities if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or Person controlling the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and shall survive the transfer of such securities by such Holder.

(c)           If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 4 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 4.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 4 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person, together with all other Indemnified Persons which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Person, if the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)           If the indemnification provided for in Section 4(a) or Section 4(b) is held by a court of competent jurisdiction (by the entry of a final judgment or decree by such court and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under either such Section, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and of the Holders of Registrable Securities covered by the Registration Statement in question on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders of Registrable Securities covered by the Registration Statement in question and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           The foregoing indemnity agreement of the Company and the Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary Prospectus but eliminated or remedied in the amended Prospectus on file with the SEC at the time the Registration Statement in question becomes effective or the amended Prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the Indemnified Person and was not furnished to the person asserting the loss, claim, damage or liability no less than two (2) Business Days prior to the applicable time of sale.

(f)            The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4(e) were determined by pro rata allocation or (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph of this Section 4(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)           The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(h)           The indemnity and contribution provisions contained in this Section 4 shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (iii) any sale of Registrable Securities pursuant to this Exhibit E.

Section 5.  Miscellaneous.

(a)           Amendments and Waivers.  The provisions of this Exhibit E may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of Holders of not less than a majority of the outstanding Warrants and/or Registrable Securities affected by such amendment, modification, supplement, waiver or consent.  Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by the Holders of not less than a majority of the Registrable Securities proposed to be sold by such Holders pursuant to such Registration Statement.

(b)           Successors and Assigns.  This Exhibit E shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders.  If any transferee of any Holder shall acquire Warrants and/or Registrable Securities, in any manner, whether by operation of law or otherwise, such Warrants and/or Registrable Securities shall be held subject to all of the terms of this Exhibit E, and by taking and holding such Warrants and/or Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Exhibit E and such Person shall be entitled to receive the benefits hereof.

(c)           Third Party Beneficiaries.  Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Holders and the Holders shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of the Holders.

(d)           GOVERNING LAW.  THIS EXHIBIT E SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(e)           Severability. If any term, provision, covenant or restriction of this Exhibit E is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

(f)            Remedies.  In the event of a breach by the Company of any of its obligations under this Exhibit E, each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights hereunder.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Exhibit E.

(g)           Underwriting Agreement.  Notwithstanding the provisions of Sections 2.1(c), 2.1(e), 2.4, 3 and 4, to the extent that the holders of Registrable Securities shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections with substantially similar effect, those particular provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to the registration of Registrable Securities being effected in connection with such underwriting or similar agreement.

EXHIBIT F

TO

WARRANT AGREEMENT

TAG ALONG RIGHTS

As used in this Exhibit F, “Permitted Holder” shall mean Global Aero Logistics Inc.

With respect to any proposed transfer, sale or other disposition (each, a “proposed transfer”) of shares of the Company’s Common Stock by any Permitted Holder (the “seller”) to a person other than a Subsidiary of the Company (such other person being hereinafter referred to as the “proposed purchaser”), each Holder of Warrants and Warrant Shares (in such capacity, a “Tag-Along Investor”) shall have the right (the “Tag Along Right”) to require the proposed purchaser to purchase all or any portion of such Tag-Along Investor’s Pro Rata Allocation (as defined below) of the shares of Common Stock proposed to be transferred simultaneously with consummating the proposed transfer.  A Tag-Along Investor’s “Pro Rata Allocation” of the number of shares of Common Stock proposed to be transferred in any proposed transfer shall equal the total number of shares of Common Stock proposed to be transferred multiplied by a fraction the numerator of which is the total number of Warrant Shares held by such Tag-Along Investor and the denominator of which is the total aggregate number of Warrant Shares and shares of Common Stock held by the Tag-Along Investors and the Permitted Holder (for purposes of such calculation, all outstanding Warrants shall be deemed to have been exercised).  Any shares purchased from Tag-Along Investors shall be purchased at the same price per share and upon the same terms and conditions as such proposed transfer by the seller, it being agreed, however, that such terms and conditions shall not include the making of any representations and warranties, indemnities or other similar agreements other than representations and warranties with respect to title of the Warrant Shares being sold and authority to sell such Warrant Shares and indemnities related thereto.  The seller proposing to sell shares of Common Stock shall, not less than 15 or more than 45 days prior to a proposed transfer, notify, or cause to be notified, each Tag-Along Investor in writing of such proposed transfer.  Such notice (the “Transfer Notice” shall set forth:  (i) the name of the seller and the number of shares of Common Stock proposed to be transferred, (ii) the name and address of the proposed purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such proposed purchaser, (iv) each Tag-Along Investor’s Pro Rata Allocation of the shares proposed to be transferred and (v) that the proposed purchaser has been informed of the Tag-Along Right provided for herein and has agreed to purchase shares in accordance with the terms hereof.

The Tag-Along Right may be exercised by any Tag-Along Investor by delivery of a written notice to the Permitted Holder proposing to sell shares of Common Stock (the “Tag-Along Notice”) within 10 days following its receipt of the Transfer Notice.  The Tag-Along Notice shall state the number of Warrant Shares (the “Tag-Along Shares”) that such Tag-Along Investor proposes to include in such transfer to the proposed purchaser, which number of Tag-Along Shares shall not exceed such Tag-Along Investor’s Pro Rata Allocation of the total shares of Common Stock proposed to be transferred.  Delivery of the Tag-Along Notice by any Tag-Along Investor shall constitute an agreement by such Tag-Along Investor to sell, on the terms and conditions specified in the Transfer Notice, the Tag-Along Shares to the proposed purchaser specified in the Transfer Notice.  In the event that the proposed purchaser does not purchase the Tag-Along Shares from the Tag-Along Investors on the same terms and conditions as specified in the Transfer Notice, then the seller shall not be permitted to sell any shares of Common Stock to the proposed purchaser in the proposed transfer.  If no Tag-Along Notice is received during the 10 day period referred to above, the seller shall have the right thereafter, prior to the expiration of 15 days from

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the date of the Transfer Notice, to transfer the shares of Common Stock specified in the Transfer Notice (or a portion thereof) on terms and conditions no more favorable than those stated in the Transfer Notice.

Any transfer of an equity interest of an entity that was formed for the purpose of acquiring shares of Common Stock shall be deemed to be a transfer of such portion of the shares of Common Stock owned by such entity as corresponds to the portion of the equity of such entity that has been so transferred.  The Company agrees not to effect any transfer of shares by any Permitted Holder, and to instruct the transfer agent for the Common Stock not to effect any such transfer of shares of Common Stock, until the Company and the transfer agent have received evidence reasonably satisfactory to it that the Tag-Along Right, if applicable to such transfer, has been complied with.

The foregoing provisions shall not apply to a sale to the public pursuant to Rule 144 or an effective registration statement under the Securities Act.

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